[logo]                 Investing
EATON VANCE            for the                             [Photo of brick wall]
  MUTUAL FUNDS         21st
                       Century                              [Graphics Omitted]

                        ANNUAL REPORT SEPTEMBER 30, 1997


                                       EV
                                    MARATHON
[Photo of highway]                  NATIONAL
                                   MUNICIPALS
                                      FUND

                                   Eaton Vance
                      Global Management-Global Distibution

                                    Marathon
[Photo of bridge]

EV Marathon National Municipals Fund as of September 30, 1997

LETTER TO SHAREHOLDERS

[Photo of Thomas J. Fetter]

EV Marathon National Municipals Fund paid its shareholders monthly income dividends totaling $0.552 per share during the year ended September 30, 1997.1 Based on the most recent dividend and the Fund's net asset value per share of $10.53 on September 30, 1997, the Fund's annualized distribution rate at net asset value was 5.27%. The SEC 30-day yield on that date was 4.63%.2 To equal the Fund's distribution rate in a taxable investment, a couple in the 36% federal tax bracket would have to receive a yield of 8.23%.

In a year of very favorable economic conditions, municipal bonds have performed well

The municipal bond market continued to respond favorably in 1997 to an economic climate of solid growth and low inflation. Gross domestic product (GDP), a widely-used measure of economic performance, grew 4.9% in the first quarter, 3.3% in the second, and 3.5% in the third. Meanwhile, inflation remained in the 2-to-3% range. While the Federal Reserve elected to raise the Fed Funds Rate - the primary short-term interest rate benchmark - 0.25% to 5.5% in March, it has since maintained a generally stable interest rate policy in response to a benign inflation outlook. Not surprisingly, municipal bonds have turned in solid returns, with the Lehman Brothers Municipal Bond Index3 - an unmanaged index of municipal bonds - rising 9.0% during the year ended September 30, 1997.

Amid Washington's newly found fiscal responsibility, the outlook for municipal bonds appears bright

We believe the long-term outlook for municipal bonds has improved in the past year for several reasons. First, Congress and the Clinton Administration agreed to balance the budget by 2002. This would sharply reduce the government's borrowing needs, leading to lower interest rates and channeling investments into more productive areas of the economy. Second, even after the recently enacted capital gains tax cut, the marginal tax rates of many taxpayers remain high. For them, municipal bonds may still be the best vehicle for tax relief. And finally, a balanced investment portfolio features equities, bonds, and cash. The stock market has shown higher-than-normal volatility this year, capped by steep price declines in late October. Following three years of stock market outperformance, we believe investors should consider reallocating a portion of their portfolios to bonds to maintain a prudent asset allocation. For these reasons, we believe that the municipal market will continue to attract tax-conscious investors. Eaton Vance will continue its leadership role in seeking high, tax-free income.

                        Sincerely,

                    /s/ Thomas J. Fetter
                        -----------------------------------
                        Thomas J. Fetter,
                        President
                        November 10, 1997

Growth of a $10,000 Investment 4
--------------------------------------------------------------------------------

Three years ending September 30, 1997

National Muni Mar. Mountain Graph -- 9/97 Annual Report
--------------------------------------------------------------------------------
9/30/94         $10,000
                  9,812
                  9,545
                  9,788
                 10,145
                 10,489
                 10,548
                 10,560
                 10,972
                 10,859
                 10,881
                 11,011
                 11,065
                 11,266
                 11,558
                 11,726
                 11,771
                 11,661
                 11,400
                 11,314
                 11,366
                 11,495
                 11,591
                 11,633
                 11,821
                 11,968
                 12,181
                 12,153
                 12,136
                 12,259
                 12,077
                 12,180
                 12,360
                 12,681
                 13,234
                 13,056
9/30/97          13,279


Performance5
--------------------------------------------------------------------------------

as of September 30, 1997

--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                        12.3%
Five Years                       7.8
Ten Years                        8.4

--------------------------------------------------------------------------------
SEC Average Annual Total Returns (including applicable CDSC)
One Year                        7.3%
Five Years                      7.5
Ten Years                       8.4

1 A portion of the Fund's income could be subject to federal income tax, and/or federal alternative minimum tax.

2 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

3 It is not possible to invest directly in an Index.

4 Source: Towers Data Systems, Bethesda, MD. For illustration purposes only.
  Chart reflects a $10,000 hypothetical investment on 9/30/94 and includes reinvestment of all distributions. Chart does not include applicable contingent deferred sales charge (CDSC).

5 Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC returns reflect applicable CDSC on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
  Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
-------------------------------------------------------------------------------

EV Marathon National Municipals Fund as of September 30, 1997

INVESTMENT UPDATE

An interview with Thomas M. Metzold, Portfolio Manager of the National Municipals Portfolio.

Q:  Tom, how would you describe the overall bond market during the past year?
A: Over the past year, both the equity and fixed-income markets have benefited from the so-called "Goldilocks economy," in which growth has been neither too fast nor too slow, and inflation has remained subdued. Although volatile at times, interest rates have declined over the past 12 months, with yield on the 30-year Treasury Bond dropping to 6.40% on September 30, 1997 from 6.90% a year earlier. This has been very good for bond performance.

Q: What effect has the volatility in the equity markets had on municipal bonds this year?
A: The volatility in the equity markets is a good reminder for people to maintain a well-diversified investment portfolio, and this is certainly favorable for the bond market. However, equity investors have shown little indication of panic selling during the periods of volatility this year - as they did when stock prices dropped in 1987. So while the volatility has served as a good case for diversification, it has not resulted in a major cash flow shift from equities into municipal bonds.

Q:  Have there been any significant changes in the Portfolio?
A: The main sector changes in the Fund during the past year have been a decrease in health care, industrial revenue and utility bonds, and an increase in the escrowed sector. Many of the bonds in these sectors were advance refunded, which was a positive development for two main reasons. First, advance refunding results in a higher price for bonds, therefore boosting the Fund's share price. Second, escrowed bonds are backed by U.S. Treasuries, which eliminates their credit/default risk.

   [Photo of]
THOMAS M. METZOLD,
Portfolio Manager

Q: To what do you attribute the Fund's outstanding performance over the past one- and three-year periods?
A: A combination of things. First, as I mentioned, the advance refunding of many of our bonds resulted in significant gains, which helped our total return tremendously. Second, we pursued a barbell strategy of combining high-quality discount bonds, which perform when rates decline - as they have during both the one- and three-year periods - with higher yielding issues. Moreover, three years ago there was a lot of talk about a flat tax which drove municipal bond prices down. We dismissed the flat tax threat as unrealistic and took advantage of the lower prices to pick up some excellent holdings at bargain levels. Finally, our research staff has done an outstanding job of finding a steady supply of undervalued bonds.

-----------------------------------------------------------------------------------
RATING DISTRIBUTION*                           FIVE LARGEST SECTORS*
------------------------------------           ------------------------------------
As a percentage of total investments           As a percentage of total investments
  AAA 35.6%                                      Escrowed 18.2%
  BBB 29.0%                                      Industrial Development/Pollution Control 13.0%
  Not Rated 28.8%                                Transportation 9.7%
    A 2.7%                                       Hospitals 7.7%
    BB 2.0%                                      Nursing homes 6.9%
    AA 1.7%
  B 0.2%
 *Ratings Distribution and Five Largest Sectors are subject to change due to active management.

Q: What role does the research staff in Eaton Vance's municipal bond department play?
A: I cannot overstate the value of our research staff. We review 200-300 issues each year and only 20-25 typically meet the Fund's selection process. That should indicate the intense scrutiny that our analysts give each and every issue. Our research team, in my opinion, gives us a real competitive advantage. A good example was their success with many of the high-yield bonds which were eventually advance refunded.

Q:  Can you give an example of a recent addition to the Fund?
A: Sure. The Austin, Texas, Cargoport is in the fast-growing and highly-profitable air cargo industry. The transformation of distribution systems in this country from warehouses stocked with expensive inventory to just-in-time delivery has given rise to the air cargo business. Companies like Federal Express and UPS derive most of their revenues from air cargo, and even the major passenger carriers use cargo space to increase revenues. Through an affiliation with local airport authorities, developers can raise money in the municipal bond market to lease land and build facilities at airports, and bondholders end up with a dependable income stream from this growing business.

Q:  What is your outlook for the economy over the next 6-12 months?
A: There is good reason to be optimistic. Growth continues at a moderate pace; inflation remains low with little to no sign of becoming a threat; and unemployment is low. Nevertheless, the events of late October, 1997, confirm my feeling that any major negative event could create a sell-off in the equity markets. A similar case can be made with the economy as the current expansion moves into record territory in terms of length. I am not predicting a severe disruption, but I am pleased that Alan Greenspan has not dropped his vigilant attitude about inflation.

Q:  How will the 1997 tax law affect the municipal bond market?
A: The tax reform bill did make equities more attractive - with the lowering of the capital gains tax rate and the introduction of the Roth IRA - but it in no way reduced the attractiveness of municipal bonds. Municipals remain the only way for investors to receive current tax-free income. And on a tax-equivalent basis, if an investor is in a high tax bracket, munis provide a higher level of income than taxable bonds with similar risk characteristics. With the recent volatility in the equity markets, investors would be well-served to maintain a diversified portfolio of asset classes, including municipal bonds.

EV Marathon National Municipals Fund as of September 30, 1997

INVESTMENT UPDATE

                 Date               Fund/NAV             LMBI
                 ----               --------             ----
                9/30/87             $10,000             $10,000
               10/31/87             $ 9,877             $10,036
               11/30/87             $10,233             $10,297
               12/31/87             $10,311             $10,477
                1/31/88             $10,711             $10,819
                2/28/88             $10,844             $10,933
                3/31/88             $10,684             $10,806
                4/30/88             $10,710             $10,888
                5/31/88             $10,747             $10,857
                6/30/88             $10,896             $11,015
                7/31/88             $10,978             $11,087
                8/31/88             $11,028             $11,097
                9/30/88             $11,194             $11,298
               10/31/88             $11,364             $11,497
               11/30,88             $11,280             $11,392
               12/31/88             $11,400             $11,508
                1/31/89             $11,560             $11,747
                2/28/89             $11,537             $11,612
                3/31/89             $11,532             $11,585
                4/30/89             $11,747             $11,860
                5/31/89             $11,915             $12,106
                6/30/89             $12,080             $12,270
                7/31/89             $12,198             $12,438
                8/31/89             $12,071             $12,316
                9/30/89             $12,085             $12,279
               10/31/89             $12,175             $12,429
               11/30/89             $12,289             $12,647
               12/31/89             $12,339             $12,750
                1/31/90             $12,238             $12,690
                2/28/90             $12,330             $12,803
                3/31/90             $12,297             $12,807
                4/30/90             $12,129             $12,714
                5/31/90             $12,388             $12,992
                6/30/90             $12,469             $13,106
                7/31/90             $12,643             $13,299
                8/31/90             $12,424             $13,106
                9/30/90             $12,427             $13,113
               10/31/90             $12,582             $13,352
               11/30/90             $12,759             $13,620
               12/31/90             $12,760             $13,679
                1/31/91             $12,865             $13,863
                2/28/91             $12,932             $13,984
                3/31/91             $12,937             $13,988
                4/30/91             $13,133             $14,175
                5/31/91             $13,255             $14,301
                6/30/91             $13,257             $14,287
                7/31/91             $13,491             $14,461
                8/31/91             $13,676             $14,652
                9/30/91             $13,835             $14,842
               10/31/91             $13,913             $14,976
               11/30/91             $13,894             $15,018
               12/31/91             $14,263             $15,340
                1/31/92             $14,195             $15,375
                2/28/92             $14,245             $15,380
                3/31/92             $14,305             $15,385
                4/30/92             $14,511             $15,523
                5/31/92             $14,748             $15,706
                6/30/92             $15,114             $15,969
                7/31/92             $15,742             $16,448
                8/31/92             $15,398             $16,287
                9/30/92             $15,449             $16,394
               10/31/92             $15,045             $16,233
               11/30/92             $15,549             $16,524
               12/31/92             $15,696             $16,692
                1/31/92             $15,851             $16,887
                2/28/93             $16,607             $17,497
                3/31/93             $16,347             $17,312
                4/30/93             $16,584             $17,487
                5/31/93             $16,743             $17,585
                6/30/93             $17,076             $17,879
                7/31/93             $17,115             $17,902
                8/31/93             $17,510             $18,275
                9/30/93             $17,751             $18,483
               10/31/93             $17,840             $18,519
               11/30/93             $17,645             $18,355
               12/31/93             $17,990             $18,743
                1/31/94             $18,245             $18,957
                2/28/94             $17,798             $18,466
                3/31/94             $16,789             $17,714
                4/30/94             $16,881             $17,864
                5/31/94             $17,027             $18,019
                6/30/94             $16,887             $17,914
                7/31/94             $17,243             $18,237
                8/31/94             $17,267             $18,300
                9/30/94             $16,896             $18,032
               10/31/94             $16,579             $17,712
               11/30/94             $16,127             $17,391
               12/31/94             $16,538             $17,774
                1/31/95             $17,140             $18,282
                2/28/95             $17,723             $18,814
                3/31/95             $17,822             $19,030
                4/30/95             $17,842             $19,053
                5/31/95             $18,539             $19,661
                6/30/95             $18,348             $19,489
                7/31/95             $18,384             $19,673
                8/31/95             $18,604             $19,923
                9/30/95             $18,694             $20,049
               10/31/95             $19,034             $20,340
               11/30/95             $19,528             $20,678
               12/31/95             $19,812             $20,876
                1/31/96             $19,887             $21,034
                2/28/96             $19,703             $20,892
                3/31/96             $19,261             $20,625
                4/30/96             $19,116             $20,567
                5/31/96             $19,203             $20,559
                6/30/96             $19,421             $20,783
                7/31/96             $19,584             $20,971
                8/31/96             $19,655             $20,966
                9/30/96             $19,972             $21,259
               10/31/96             $20,221             $21,500
               11/30/96             $20,581             $21,893
               12/31/96             $20,534             $21,801
                1/31/97             $20,505             $21,842
                2/28/97             $20,713             $22,043
                3/31/97             $20,404             $21,749
                4/30/97             $20,579             $21,931
                5/31/97             $20,883             $22,261
                6/30/97             $21,425             $22,498
                7/31/97             $22,360             $23,121
                8/31/97             $22,059             $22,905
                9/30/97             $22,435             $23,176

Performance+
--------------------------------------------------------------------------------
as of September 30, 1997


Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                12.3%
Five Years                               7.8
Ten Years                                8.4

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                7.3%
Five Years                              7.5
Ten Years                               8.4

* Source: Towers Data Systems, Bethesda, MD.

  The chart compares the Fund's total return with that of a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

+ SEC returns reflect applicable contingent deferred sales charge (CDSC), based on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
     Federal income tax information: For federal income tax purposes, 97.43%
       of the total dividends paid by the Fund from net investment income during the fiscal year ended September 30, 1997
                  is designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

EV Marathon National Municipals Fund as of September 30, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of September 30, 1997
Assets
-------------------------------------------------------------------------------
Investment in National Municipals Portfolio, at value
  (Note 1A) (identified cost, $1,769,647,018)                  $2,049,339,066

Receivable for Fund shares sold                                     1,771,830
-------------------------------------------------------------------------------

Total assets                                                   $2,051,110,896
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------

Dividends payable                                              $    4,433,525
Payable for Fund shares redeemed                                    4,590,247
Payable to affiliate for Trustees' fees (Note 4)                          831
Accrued expenses                                                    1,460,305
-------------------------------------------------------------------------------

Total liabilities                                              $   10,484,908
-------------------------------------------------------------------------------

Net Assets for 193,835,215 shares of
  beneficial interest outstanding                              $2,040,625,988
-------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------

Paid in capital                                                $1,851,427,961

Accumulated net realized loss on investments from Portfolio
  (computed on the basis of identified cost)                      (92,140,325)

Accumulated undistributed net investment income                     1,646,304

Net unrealized appreciation of investments from Portfolio
  (computed on the basis of identified cost)                      279,692,048
-------------------------------------------------------------------------------

Total                                                          $2,040,625,988
-------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption
Price Per Share (Note 6)
-------------------------------------------------------------------------------

($2,040,625,988 / 193,835,215 shares
  of beneficial interest outstanding)                          $        10.53
-------------------------------------------------------------------------------
                       See notes to financial statements

EV Marathon National Municipals Fund as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statement of Operations

For the Year Ended
September 30, 1997

Investment Income (Note 1B)
-------------------------------------------------------------------------------
Interest income allocated from Portfolio                       $  144,447,500
Expenses allocated from Portfolio                                 (10,689,144)
-------------------------------------------------------------------------------
Net investment income from Portfolio                           $  133,758,356
-------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------
Compensation of Trustees not members of the
  Administrator's organization (Note 4)                        $        3,292
Distribution fees (Note 5)                                         20,087,981
Transfer and dividend disbursing agent fees                         1,340,243
Printing and postage                                                  422,685
Registration fees                                                      47,789
Legal and accounting services                                          33,062
Custodian fee                                                          28,600
Miscellaneous                                                         150,831
--------------------------------------------------------------------------------
Total expenses                                                 $   22,114,483
--------------------------------------------------------------------------------
Net investment income                                          $  111,643,873
--------------------------------------------------------------------------------
Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)              $   28,336,035
  Financial futures contracts                                     (27,029,648)
--------------------------------------------------------------------------------
Net realized gain on investments                               $    1,306,387
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments                                                  $  127,640,542
  Financial futures contracts                                      (2,140,694)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
  of investments                                               $  125,499,848
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                $  126,806,235
--------------------------------------------------------------------------------
Net increase in net assets from operations                     $  238,450,108
--------------------------------------------------------------------------------
                       See notes to financial statements

EV Marathon National Municipals Fund as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                                Year Ended              Year Ended
in Net Assets                                      September 30, 1997      September 30, 1996
--------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                $  111,643,873          $  121,825,796
  Net realized gain on investments                          1,306,387               1,458,622
  Net change in unrealized appreciation
    (depreciation) of investments                         125,499,848              20,708,208
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations             $  238,450,108          $  143,992,626
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
  From net investment income                           $ (112,620,886)         $ (121,100,027)
--------------------------------------------------------------------------------------------------
Total distributions to shareholders                    $ (112,620,886)         $ (121,100,027)
--------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest
  (Note 3) --
  Proceeds from sale of shares                         $  228,261,692          $  395,101,590
  Net asset value of shares issued to
    shareholders in payment of distributions
    declared                                               42,171,754              46,400,860
  Cost of shares redeemed                                (457,268,290)           (554,003,400)
--------------------------------------------------------------------------------------------------
Net decrease in net assets from
  Fund share transactions                              $ (186,834,844)         $ (112,500,950)
--------------------------------------------------------------------------------------------------
Net decrease in net assets                             $  (61,005,622)         $  (89,608,351)
--------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------
At beginning of year                                   $2,101,631,610          $2,191,239,961
--------------------------------------------------------------------------------------------------
At end of year                                         $2,040,625,988          $2,101,631,610
--------------------------------------------------------------------------------------------------

Accumulated
undistributed net
investment income
included in net assets
--------------------------------------------------------------------------------------------------
At end of year                                         $    1,646,304          $    2,623,317
--------------------------------------------------------------------------------------------------
                       See notes to financial statements

EV Marathon National Municipals Fund as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                   Year Ended September 30,
                            ---------------------------------------------------------------------------------------------------
                               1997                   1996                 1995                 1994                 1993
-------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  Beginning of year             $  9.900               $  9.800             $  9.410            $  10.570             $  9.820
--------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------------

Net investment income           $  0.550               $  0.557             $  0.570            $   0.556             $  0.553
Net realized and
  unrealized gain (loss) on
  investments                      0.634                  0.096                0.395               (1.043)               0.856
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  operations                    $  1.184               $  0.653             $  0.965            $  (0.487)            $  1.409
--------------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net investment income      $  (0.554)             $  (0.553)           $  (0.570)          $  (0.556)           $  (0.553)
In excess of net
  investment income                   --                     --               (0.005)              (0.077)              (0.106)
In excess of net realized
  gain on investment
  transactions                        --                     --                   --               (0.040)                  --
--------------------------------------------------------------------------------------------------------------------------------

Total distributions            $  (0.554)             $  (0.553)           $  (0.575)           $  (0.673)           $  (0.659)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of
  year                         $  10.530               $  9.900             $  9.800            $   9.410            $  10.570
--------------------------------------------------------------------------------------------------------------------------------

Total Return(1)                    12.33%                  6.84%               10.60%               (4.82)%              14.90%
--------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year
  (000 omitted)               $2,040,626             $2,101,632           $2,191,240           $2,171,901           $2,090,482

Ratio of net expenses to
  average daily net assets
  (2)(3)                            1.60%                  1.55%                1.53%                1.51%                1.67%

Ratio of net expenses to
  average daily net assets
  after custodian fee
  reduction(2)                      1.60%                  1.54%                1.52%                  --                   --

Ratio of net investment
  income to average daily
  net assets                        5.45%                  5.62%                6.00%                5.54%                5.43%

Portfolio Turnover(4)                 --                     --                   --                   --                   10%

--------------------------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Income dividends, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses subsequent to February 1, 1993.

(3) The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

(4) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
                       See notes to financial statements

EV Marathon National Municipals Fund as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  EV Marathon National Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in National Municipals Portfolio (the Portfolio), a New York
  Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (93.9% at September 30, 1997).
  The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer three classes of shares and, effective October 1, 1997, the existing shares of the Fund will be designated as Class B shares.

  On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of the EV Traditional National Municipals Fund (the Traditional Fund) and the EV Classic National Municipals Fund (the Classic Fund). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Traditional Fund and the Classic Fund will receive Class A Shares and Class C Shares of the Fund, respectively. The reorganization will occur after the close of business, September 30, 1997.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1997, the Fund, for federal income tax purposes had a capital loss carryover of $100,327,504 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 2003 ($8,244,733), September 30, 2004 ($85,290,150) and September 30, 2005
  ($6,792,621). Dividends paid by the Fund from net tax- exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

  D Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  E Other -- Investment transactions are accounted for on a trade-date basis.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintain with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

  The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based n tax accounting methods which may differ from amounts determined for financial statement purposes.

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                   Year Ended September 30,
                                                  -----------------------------
                                                    1997              1996
  -----------------------------------------------------------------------------
  Sales                                            22,677,891        39,934,229

  Issued to shareholders electing to receive
   payments of distributions in Fund shares         4,179,698         4,686,466

  Redemptions                                     (45,329,984)      (55,965,893)
  -----------------------------------------------------------------------------
  Net decrease                                    (18,472,395)      (11,345,198)
  -----------------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Certain officers and Trustees of the Fund and of the Portfolio are officers and/or directors/trustees of the above organizations (Note 5).

5 Distribution Plan
--------------------------------------------------------------------------------
  The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered
  Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (Note 6) and daily amounts theretofore paid to EVD.
  The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid $15,359,689 to EVD representing 0.75% of average daily net assets. At September 30, 1997 the amount of Uncovered Distribution Charges of EVD calculated under the Plan for the Fund was approximately $23,100,000.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Fund paid or accrued service fees to or payable to EVD for the year ended September 30, 1997 in the amount of $4,728,292. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
--------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $4,211,000 of CDSC paid by shareholders for the year ended September 30, 1997.

7 Investment Transactions
--------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the National Municipals Portfolio aggregated $237,003,069 and $558,210,113, respectively, for the year ended September 30, 1997.

8 Subsequent Event
--------------------------------------------------------------------------------
  Effective October 1, 1997, the EV Marathon National Municipals Fund will change its name to the Eaton Vance National Municipals Fund and shares of the Fund will be designated as Class B shares. Two additional classes of shares will also be offered.

EV Marathon National Municipals Fund as of September 30, 1997

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders
of Eaton Vance Municipals Trust
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of EV Marathon National Municipals Fund (one of the series constituting Eaton Vance Municipals Trust) as of September 30, 1997, the related statement of operations for year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996 and the financial highlights for each of the years in the five year period ended September 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of EV Marathon National Municipals Fund at September 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                          DELOITTE & TOUCHE LLP
                                                          Boston, Massachusetts
                                                          November 7, 1997

National Municipals Portfolio as of September 30, 1997

--------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------------      Principal
                 Standard       Amount
Moody's          & Poor's       (000 omitted)  Security                                         Value
--------------------------------------------------------------------------------------------------------------

Assisted Living -- 5.0%
--------------------------------------------------------------------------------------------------------------
NR               NR                $  6,035    Arizona Health Facilities Authority,
                                               (Mesa Project), 7.625%, 1/1/26                   $  6,037,535

NR               NR                  17,070    Bell County, TX, Health Facilities, (Care
                                               Institute, Inc.), 9.00%, 11/1/24                   19,382,985

NR               NR                   5,000    Chester, PA, IDA, (Senior Life Choice of
                                               Paoli, L.P.), 8.05%, 1/1/24                         5,382,800

NR               NR                   3,060    Chester, PA, IDA, (Senior Life-Choice of
                                               Kimberton) (AMT), 8.50%, 9/1/25                     3,356,698

NR               NR                   5,000    Delaware, PA, IDA, Glen Riddle Project,
                                               (AMT), 8.625%, 9/1/25                               5,535,250

NR               NR                  10,000    Glen Cove, IDA, 9.50%, 7/1/12                      10,000,000

NR               NR                  15,000    Illinois Development Finance Authority
                                               (Care Institute, Inc.), 7.80%, 6/1/25              16,007,100

NR               NR                   4,605    New Jersey EDA, (Chelsea at East
                                               Brunswick Project) (AMT), 8.25%, 10/1/20            4,770,964

NR               NR                  10,000    New Jersey EDA, (Forsgate Project) (AMT),
                                               8.625%, 6/1/25                                     11,136,700

NR               NR                   7,915    Roseville, MN, Elder Care Facility (Care
                                               Institute, Inc.), 7.75%, 11/1/23                    8,173,187

NR               NR                  12,430    St. Paul, MN, Housing and Redevelopment,
                                               (Elder Care Institute, Inc.), 8.75%,
                                               11/1/24                                            14,134,277

NR               NR                   5,000    Village of North Syracuse, NY, Housing
                                               Authority (AJM Senior Housing, Inc.,
                                               Janus Park), 8.00%, 6/1/24                          5,321,000
--------------------------------------------------------------------------------------------------------------
                                                                                                $109,238,496
--------------------------------------------------------------------------------------------------------------

Cogeneration -- 4.5%
--------------------------------------------------------------------------------------------------------------
NR               NR               $  20,250    Maryland Energy, AES Warrior Run Project,
                                               (AMT), 7.40%, 9/1/19                             $ 22,174,358

NR               BB+                 30,775    New Jersey EDA, (Vineland Cogeneration)
                                               (AMT), 7.875%, 6/1/19                              33,735,863

NR               NR                   9,950    Palm Beach County, FL, Osceola Power
                                               (AMT), 6.95%, 1/1/22                                4,875,500

NR               NR                   6,100    Pennsylvania Economic Development
                                               Authority, EDA, (Northampton Generation
                                               Project) (AMT), 6.50%, 1/1/13                       6,307,522

NR               NR                   5,000    Pennsylvania Economic Development
                                               Authority, Northampton Generating
                                               Project, Junior Liens (AMT), 6.95%,
                                               1/1/21                                              5,176,750

NR               NR                  18,450    Pennsylvania Economic Development
                                               Financing Authority, Northampton
                                               Generating Project (AMT), 6.60%, 1/1/19            19,075,271

NR               NR                   7,000    Pennsylvania Economic Development
                                               Financing Authority, Northampton
                                               Generating Project, Junior Liens, (AMT),
                                               6.875%, 1/1/11                                      7,236,880
--------------------------------------------------------------------------------------------------------------
                                                                                                $ 98,582,144
--------------------------------------------------------------------------------------------------------------

Colleges and Universities -- 0.3%
--------------------------------------------------------------------------------------------------------------
NR               BBB-              $  1,250    Massachusetts Health and Educational
                                               Facilities (Nichols College), 7.00%, 10/1/20     $  1,339,000

NR               NR                   4,300    New Hampshire Higher Educational and
                                               Health (Franklin Pierce Law Center),
                                               7.50%, 7/1/22                                       4,589,003
--------------------------------------------------------------------------------------------------------------
                                                                                                $  5,928,003
--------------------------------------------------------------------------------------------------------------

Electric Utilities -- 0.3%
--------------------------------------------------------------------------------------------------------------
NR               NR                $  5,000    West Feliciana, LA, Gulf States Utilities
                                               Company Project, (AMT), 9.00%, 5/1/15            $  5,615,100
--------------------------------------------------------------------------------------------------------------
                                                                                                $  5,615,100
--------------------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 18.2%
--------------------------------------------------------------------------------------------------------------
NR               AAA              $  65,000    Bakersfield, CA, Bakersfield Assisted
                                               Living Center, 0.00%, 4/15/21                    $ 17,710,550

NR               NR                   2,200    Bexar County, TX, Health Facilities (St.
                                               Luke's Lutheran), 7.00%, 5/1/21                     2,622,158

Aaa              NR                  39,600    Colorado Health Facilities Authority,
                                               Retirement Housing, Liberty Heights
                                               Project, 0.00%, 7/15/22                             9,949,500

NR               AAA                177,055    Colorado Health Facilities Authority,
                                               Retirement Housing, Liberty Heights
                                               Project, 0.00%, 7/15/24                            39,794,881

Aa2              NR                   5,000    Colorado Housing and Finance Authority,
                                               Retirement Housing, (Liberty Heights
                                               Project), (AMT), 7.55%, 11/1/27                     5,632,700

Aaa              NR                 225,500    Dawson Ridge County, Metropolitan
                                               District, 0.00%, 10/1/22                           55,993,904

Baa2             AAA                 10,000    Detroit, MI, Unlimited Tax, 8.70%, 4/1/10          11,270,500

NR               NR                   7,000    Florida Mid-Bay Bridge Authority, 6.875%,
                                               10/1/22                                             8,287,510

NR               NR                   4,470    Hazelton Luzerne, PA (Saint Joseph
                                               Medical Center), 8.375%, 7/1/12                     5,350,501

NR               AAA                 60,360    Illinois Development Finance Authority,
                                               (Regency Park at Lincolnwood), 0.00%, 7/15/25      12,489,088

NR               AAA                156,555    Illinois Development Finance Authority,
                                               Regency Park at Lincolnwood, 0.00%, 7/15/23        36,281,621

NR               NR                   4,500    Illinois, Chicago Osteopathic Health
                                               Systems, 7.25%, 5/15/22                             5,510,250

NR               NR                   4,650    Illinois, Chicago Osteopathic Heath
                                               Systems, 7.125%, 5/15/11                            5,447,847

Aaa              AAA                 10,000    Louisville, KY (Alliant Health System,
                                               Inc.) (MBIA), Variable, 10/1/14(2)                 12,062,500

NR               AAA                 12,340    Louisiana Public Facilities Authority
                                               (Southern Baptist Hospitals, Inc.), 8.00%,
                                               5/15/12                                            15,008,772

NR               NR                   6,040    Massachusetts Health and Educational
                                               Facilities Authority, (1st Mortgage-
                                               Fairview Extended Care), 10.125%, 1/1/11            7,261,590

Baa1             BBB-                10,000    Maricopa County, AZ (Sun Health
                                               Corporation), 8.125%, 4/1/12                       11,702,900

Aaa              NR                 138,000    Mississippi Housing Finance Corp., Single
                                               Family (AMT), 0.00%, 6/1/15                        53,135,519

NR               NR                   4,585    Mille Lacs Capital Improvements (Mille
                                               Lacs Band of Chippewa Indians), 9.25%,
                                               11/1/12                                             5,763,391

NR               AAA               $ 10,000    New Hampshire Higher Educational and
                                               Health Facilities (Riverwoods at Exeter),
                                               9.00%, 3/1/23 $ 12,435,700

A2               A-                   5,035    New York, NY, Municipal Water Finance
                                               Authority, Prerefunded to 6/15/01, 6.25%,
                                               6/15/21                                             5,393,693

Aaa              NR                   6,130    North Salt Lake Municipal Building
                                               Authority, Davis County, UT., 8.625%, 12/1/17       7,364,643

Baa1             AAA                  4,000    Philadelphia, PA Municipal Water Finance
                                               Authority, 7.00%, 8/1/18                            4,394,920

NR               NR                   3,500    Philadelphia, PA, (The Philadelphia
                                               Protestant Home Project), 8.625%, 7/1/21            4,072,915

NR               NR                   5,000    Rhode Island Health and Education
                                               Building (Steere House), 8.25%, 7/1/15              5,609,500

NR               AAA                  8,000    Scranton-Lackawanna Health and Welfare
                                               Authority, PA (Moses Taylor Hospital),
                                               8.25%, 7/1/09                                       9,222,400

NR               AAA                  4,500    Scranton-Lackawanna, PA, Health and
                                               Welfare Authority, Moses Taylor Hospital,
                                               8.50%, 7/1/20                                       5,238,495

Aaa              AAA                 19,165    Texas Turnpike Authority (Houston Ship
                                               Channel Bridge), 12.625%, 1/1/20                   26,142,977
--------------------------------------------------------------------------------------------------------------
                                                                                                $401,150,925
--------------------------------------------------------------------------------------------------------------

Hospitals -- 7.7%
--------------------------------------------------------------------------------------------------------------
NR               BBB               $  6,500    Arizona Health Facilities, (Phoenix
                                               Memorial Hospital), 8.20%, 6/1/21                $  7,133,750

NR               NR                   2,395    Berlin, MD (Atlantic General),
                                               8.375%, 6/1/22                                      2,573,763

Baa              NR                  10,180    Chaves County, NM (Eastern New Mexico
                                               Medical Center), 7.25%, 12/1/22                    11,019,545

NR               BBB-                 5,015    Colorado Health Facilities (National
                                               Jewish Center For Immunology and
                                               Respiratory Medicine), 7.10%, 2/15/22               5,190,876

Baa              BBB                 32,000    Colorado Health Facilities (Rocky
                                               Mountain Adventist Healthcare), 6.625%,
                                               2/1/22                                             33,908,480

NR               BBB-                 3,000    Colorado Health Facilities Authority,
                                               (National Jewish Center For Immunology
                                               and Respiratory Medicine), 6.875%, 2/15/12          3,109,950

Baa1             NR                   4,000    Crossville, TN, Health and Educational
                                               Financing Authority (Cumberland Medical
                                               Center), 6.75%, 11/1/12                             4,229,880

Baa1             BBB+                 6,000    District of Columbia (Washington Hospital
                                               Center Issue-Medlantic Healthcare Group,
                                               Inc.), 7.125%, 8/15/19                              6,797,100

NR               A-                   5,000    Dubuque, IA, Finley Hospital Project,
                                               6.875%, 1/1/12                                      5,399,700

NR               BBB-                 5,350    Grove City Area Hospital Authority, PA
                                               (United Community Hospital), 8.125%, 7/1/12         5,441,539

Baa1             NR                   1,000    Illinois Health Facilities Authority
                                               (Holy Cross Hospital), 6.70%, 3/1/14                1,061,340

Baa1             NR                   2,650    Illinois Health Facilities Authority
                                               (Holy Cross Hospital), 6.75%, 3/1/24                2,812,233

Baa2             NR                   4,500    Indiana Health Facility Financing
                                               Authority (Memorial Hospital and Health
                                               Care Center), 7.40%, 3/1/22                         4,888,980

NR               BBB                  8,250    Louisiana PFA, General Health Systems
                                               Project, 6.80%, 11/1/16                             8,931,203

A3               NR                   3,750    Louisiana Public Facilities Authority
                                               (Woman's Hospital Foundation), 7.25%,
                                               10/1/22                                             4,291,950

Baa              NR                   2,000    Marshall County, AL (Guntersville-Arab
                                               Medical Center), 7.00%, 10/1/09                     2,142,920

Baa              NR                   2,000    Marshall County, AL (Guntersville-Arab
                                               Medical Center), 7.00%, 10/1/13                     2,142,920

Baa3             BB+                  2,500    Massachusetts HEFA (Milford-Whitinsville
                                               Hospital), 7.75%, 7/15/17                           2,733,925

Ba2              NR                   5,000    Mississippi Hospital Equipment and
                                               Facilities Authority (Magnolia Hospital),
                                               7.375%, 10/1/21                                     5,289,250

A                BBB+                10,000    Philadelphia, PA (Albert Eistein Medical
                                               Center), 7.00%, 10/1/21                            10,783,200

Ba               BBB+                 9,000    Philadelphia, PA, (Graduate Health
                                               System), 6.625%, 7/1/21                             9,341,370

Baa3             NR                   2,000    Prince George's County, MD (Greater
                                               SouthEast Healthcare System), 6.375%,
                                               1/1/23                                              2,052,800

Baa1             BBB+                10,000    Randolph County Building Commission, WV
                                               (Davis Memorial Hospital), 7.65%, 11/1/21          11,009,000

Baa3             BBB                  8,000    South Dakota Health and Educational
                                               Finance Authority, Prarie Lakes Health
                                               Care System Issue, 7.25%, 4/1/22                    8,696,160

NR               BBB-                 4,000    State of Hawaii Department of Budget and
                                               Finance, Special Purpose Mortgage
                                               Revenue, (Wahiawa General Hospital),
                                               7.50%, 7/1/12                                       4,400,400

NR               NR                   4,855    Winslow, AZ, Industrial Development
                                               Authority (Winslow Memorial Hospital),
                                               9.50%, 6/1/22                                       5,481,926
--------------------------------------------------------------------------------------------------------------
                                                                                                $170,864,160
--------------------------------------------------------------------------------------------------------------

Hotels -- 0.2%
--------------------------------------------------------------------------------------------------------------
NR               NR                $  1,018    Illinois Development Finance Authority
                                               (Comfort Inn - O'Hare), 2.50%, 5/1/16            $    591,557

NR               NR                   1,929    Illinois Development Finance Authority
                                               (Comfort Inn - O'Hare), 10.00%, 5/1/16              2,082,860

NR               NR                   4,205    Niagara County, NY, Industrial
                                               Development Authority (Wintergarden Inn
                                               Associates), 9.75%, 6/1/11(1)                       1,682,000
--------------------------------------------------------------------------------------------------------------
                                                                                                $  4,356,417
--------------------------------------------------------------------------------------------------------------

Housing -- 2.6%
--------------------------------------------------------------------------------------------------------------
Aa               AA-               $  9,450    California Housing Finance Agency (AMT),
                                               Residual Interest Bonds, Variable, 8/1/23(2)     $ 10,489,500

NR               NR                   9,405    Lake Creek Affordable Housing Corp.,
                                               Multi-family, 8.00%, 12/1/23                        9,863,588

NR               NR                   8,000    Los Angeles County Housing Authority, CA,
                                               Multifamily Housing, Corporate Fund for
                                               Housing Projects, 10.50%, 12/1/29                   7,242,560

NR               A                    5,675    Maricopa County, AZ, IDA, Multi-family,
                                               6.625%, 1/1/27                                      6,120,658

NR               A                    1,000    Maricopa County, AZ, Industrial
                                               Development Authority, Multifamily,
                                               6.45%, 1/1/17                                       1,072,740

NR               NR                   2,185    Minneapolis Community Development,
                                               Multifamily (Lindsay Brothers), 1.50%,
                                               12/1/07                                             1,170,832

NR               NR                   3,240    Minneapolis Community Development,
                                               Multifamily (Lindsay Brothers), 9.50%,
                                               12/1/07                                             3,499,556

NR               NR                   4,710    North Little Rock, AR, Residential
                                               Housing Facilities (Parkstone Place),
                                               9.75%, 8/1/21                                       4,939,377

NR               NR                   8,745    North Miami, FL, Health Care Facilities
                                               (The Imperial Club), 9.25%, 1/1/13                  9,932,396

NR               NR                   4,000    North Miami, FL, Health Care Facilities
                                               (The Imperial Club), 10.00%, 1/1/13                 3,911,920
--------------------------------------------------------------------------------------------------------------
                                                                                                $ 58,243,127
--------------------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 13.0%
--------------------------------------------------------------------------------------------------------------
NR               NR                $  7,500    Austin, TX (Cargoport Development LLC)
                                               (AMT), 8.30%, 10/1/21                            $  8,011,275

NR               NR                   2,000    California Pollution Control, (Laidlaw
                                               Environmental), (AMT), 6.70%, 7/1/07                2,051,960

NR               NR                   2,000    Camden County, NJ, Holt Hauling and
                                               Warehousing System, Inc. Project (AMT),
                                               9.875%, 1/1/21                                      2,407,780

Baa2             BBB+                 6,050    Carbon County, UT (Laidlaw) (AMT), 7.50%,
                                               2/1/10                                              6,923,378

Baa2             BBB-                28,000    Chicago, IL, O'Hare International
                                               (American Airlines), 7.875%, 11/1/25               30,754,920

Baa2             BBB-                20,275    Chicago, IL, O'Hare International,
                                               (American Airlines), 8.20%, 12/1/24                24,426,306

NR               NR                   4,005    College Park, GA (Airport Parking
                                               Venture), 10.00%, 5/15/16                           3,759,494

Baa1             BBB                 24,000    Courtland, AL (Champion International
                                               Corporation), (AMT), 7.00%, 6/1/22                 26,067,840

Baa2             BBB-                41,000    Dallas-Fort Worth, TX, International
                                               Airport Facility (American Airlines),
                                               7.25%, 11/1/30                                     45,537,879

Baa1             BBB                 11,480    Gulf Coast Waste Disposal, TX (Champion
                                               International Corp.) (AMT), 6.875%, 12/1/28        12,532,142

NR               NR                   5,928    Gwinnett County, GA (Plastics/Packaging,
                                               Inc.) (AMT), 9.00%, 5/1/13(1)                       3,260,163

NR               NR                   6,500    Kimball, NE, Economic Development
                                               Authority, (Clean Harbors Inc.) (AMT),
                                               10.75%, 9/1/26                                      7,052,370

NR               NR                   1,900    Los Angeles International Airport
                                               (Continental Airlines) (AMT), 9.00%, 8/1/08         1,990,801

Baa1             BBB                 10,000    Maine Finance Authority, (Great Northern
                                               Paper, Inc., Project - Bowater Inc.)
                                               (AMT), 7.75%, 10/1/22                              11,193,900

NR               BBB-                 5,000    Maine Solid Waste Disposal (Boise Cascade
                                               Corp.) (AMT), 7.90%, 6/1/15                         5,413,600

Baa1             BBB                  5,000    McMinn County,TN (Calhoun Newsprint Co.
                                               Project - Bowater Inc.), (AMT), 7.40%,
                                               12/1/22                                             5,572,850

NR               NR                  10,000    Michigan Strategic (S.D. Warren Co.),
                                               7.375%, 1/15/22                                    10,946,700

NR               NR                  15,000    Michigan Strategic (S.D. Warren Co.),
                                               7.375%, 1/15/22                                    16,420,050

NR               NR                   4,100    Middleboro, MA (Read Corp.), 9.50%, 10/1/10         4,391,428

NR               NR                  17,000    New Jersey Economic Development Authority
                                               (Holt Hauling and Warehouse), 7.75%, 3/1/27        18,668,380

NR               NR                   1,500    New Jersey EDA, Holt Hauling and
                                               Warehousing System, Inc., 7.90%, 3/1/27             1,657,230

Baa2             BBB-                 7,500    Pennsylvania, IDA, (MacMillan Bloedel
                                               Project) (AMT), 7.60%, 12/1/20                      8,690,850

Baa3             BBB                 10,000    Pennsylvania, IDA, (Sun Company Project),
                                               (AMT), 7.60%, 12/1/24                              11,544,100

B1               B                    2,000    Riverdale Village, IL, ACME Metals, Inc.
                                               Project (AMT), 7.95%, 4/1/25                        2,162,720

B1               B                    2,585    Riverdale Village, IL, ACME Metals, Inc.
                                               Project, (AMT), 7.90%, 4/1/24                       2,786,914

NR               NR                   2,505    Savannah, GA (Intercat-Savannah, Inc.)
                                               (AMT), 9.75%, 7/1/10                                2,709,208

NR               NR                   4,000    Savannah, GA, Economic Development
                                               Authority (Intercat Incorporated), (AMT),
                                               9.00%, 1/1/15                                       4,385,160

NR               NR                   2,000    Skowhegan, ME, S. D. Warren Co., 6.65%,
                                               10/15/15                                            2,086,720

NR               NR                   1,000    State of Ohio, Solid Waste, (Republic
                                               Engineered Steels Inc.), (AMT), 9.00%, 6/1/21       1,039,750

NR               NR                   3,500    Toole County, UT, Pollution Control
                                               Revenue, (AMT), 7.55%, 7/1/27                       3,703,735
--------------------------------------------------------------------------------------------------------------
                                                                                                $288,149,603
--------------------------------------------------------------------------------------------------------------

Insured - Electric Utilities -- 4.3%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  22,000    Intermountain Power Agency, UT (MBIA),
                                               5.75%, 7/1/19                                    $ 22,758,340

Aaa              AAA                 10,000    Intermountain Power Agency, UT (MBIA),
                                               6.00%, 7/1/16                                      10,634,700

Aaa              AAA                 10,000    Los Angeles, CA, Department of Water and
                                               Power (MBIA), 5.00%, 10/15/33                       9,337,600

Aaa              AAA                 21,000    Sacramento, CA, Municipal Utility
                                               District, (MBIA), 4.75%, 9/1/21                    19,047,210

Aaa              AAA                 16,500    Sacramento, CA, Municipal Utility
                                               District, (MBIA), Variable,
                                               11/15/15(2)                                        16,871,250

Aaa              AAA                 15,350    South Carolina Public Services, Residual
                                               Interest Bonds, (FGIC), Variable, 1/1/25(2)        13,431,250

Aaa              AAA                  2,145    Washington Public Power Supply System,
                                               Nuclear Project Number 2, (MBIA),
                                               14.375%, 7/1/01                                     2,637,428

--------------------------------------------------------------------------------------------------------------
                                                                                                $ 94,717,778
--------------------------------------------------------------------------------------------------------------

Insured - General Obligations -- 1.2%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  19,500    State of California (FGIC), 4.75%, 9/1/23        $ 17,616,105
Aaa              AAA                 10,000    State of California (FSA), 4.75%, 9/1/18            9,202,500
--------------------------------------------------------------------------------------------------------------
                                                                                                $ 26,818,605
--------------------------------------------------------------------------------------------------------------

Insured - Hospitals -- 0.4%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA               $  7,000    Montgomery, PA, (Abington Memorial
                                               Hospital) (AMBAC), Variable, 7/5/11(2)           $  8,085,000
--------------------------------------------------------------------------------------------------------------
                                                                                                $  8,085,000
--------------------------------------------------------------------------------------------------------------

Insured - Housing -- 0.4%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA               $  7,525    SCA Multifamily Mortgage, Industrial
                                               Development Board, Hamilton County, TN,
                                               (AMT) (FSA), 7.35%, 1/1/30                       $  8,276,522
--------------------------------------------------------------------------------------------------------------
                                                                                                $  8,276,522
--------------------------------------------------------------------------------------------------------------
Insured - Industrial Development Revenue/
Pollution Control Revenue -- 0.5%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  11,950    Chicago, IL (The Peoples Gas Light and
                                               Coke Company) (AMT), (AMBAC), Residual
                                               Interest Bonds, Variable, 12/1/23(2)               12,129,250
--------------------------------------------------------------------------------------------------------------
                                                                                                $ 12,129,250
--------------------------------------------------------------------------------------------------------------

Insured - Special Tax Revenue -- 5.4%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  20,000    Los Angeles County, CA, Metropolitan
                                               Transportation (AMBAC), 4.75%, 7/1/18            $ 18,201,800

Aaa              AAA                 92,995    Metropolitan Pier and Exposition
                                               Authority, IL, McCormick Place Expansion
                                               Project (FGIC), 0.00%, 6/15/29                     16,040,708

Aaa              AAA                 92,995    Metropolitan Pier and Exposition
                                               Authority, IL, McCormick Place Expansion
                                               Project, (MBIA), 0.00%, 6/15/28                    16,954,848

Aaa              AAA                  9,800    Metropolitan Pier and Exposition
                                               Authority, IL, McCormick Place Expansion
                                               Project, Residual Interest Bonds, (MBIA),
                                               Variable, 6/15/27(2)                               10,694,250

Aaa              AAA                 10,655    Rancho Mirage, CA, Water District
                                               Financing, (AMBAC), 4.75%, 8/15/21                  9,664,937

Aaa              AAA                 13,350    Rancho Mirage, CA, Whitewater
                                               Redevelopment Project, (MBIA), 5.00%,
                                               4/1/24                                             12,692,112

Aaa              AAA                  3,415    Regional Transportation Authority, LA
                                               (FGIC), 0.00%, 12/1/12                              1,544,434

Aaa              AAA                 10,935    Regional Transportation Authority, LA
                                               (FGIC), 0.00%, 12/1/15                              4,138,351

Aaa              AAA                 10,000    Regional Transportation Authority, LA
                                               (FGIC), 0.00%, 12/1/21                              2,650,500

Aaa              AAA                 20,000    South Orange County, CA, Public Financing
                                               Authority, (FGIC), Variable, 8/15/15(2)            20,050,000

Aaa              AAA                  7,000    Utah Municipal Finance Corp., Local
                                               Government Revenue, (FSA), 0.00%, 3/1/10            3,709,020

Aaa              AAA                  6,000    Utah Municipal Finance Corp., Local
                                               Government Revenue, (FSA), 0.00%, 3/1/11            2,993,160
--------------------------------------------------------------------------------------------------------------
                                                                                                $119,334,120
--------------------------------------------------------------------------------------------------------------

Insured - Transportation -- 6.5%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  19,000    Massachusetts State Turnpike Authority
                                               (MBIA), 5.00%, 1/1/20                            $ 18,598,910

Aaa              AAA                  1,000    Massachusetts State Turnpike Authority
                                               (MBIA), 5.00%, 1/1/20                                 978,890

Aaa              NR                  41,015    Massachusetts State Turnpike Authority,
                                               (FGIC), 5.125%, 1/1/23                             40,907,950

Aaa              NR                  40,000    Massachusetts State Turnpike Authority,
                                               Metropolitan District Highway System,
                                               (MBIA), 5.00%, 1/1/27                              37,657,199

Aaa              AAA                 14,400    Metropolitan Washington DC Airport
                                               Authority (MBIA), Variable, 4/1/21(2)              14,940,000

Aaa              AAA                 18,200    Mobile, AL, Airport Authority (MBIA),
                                               6.375%, 10/1/14                                    20,114,276

NR               AAA                 10,000    Triborough Bridge and Tunnel Authority,
                                               (MBIA), Variable, 1/1/19(2)                        10,600,000
--------------------------------------------------------------------------------------------------------------
                                                                                                $143,797,225
--------------------------------------------------------------------------------------------------------------

Insured - Water and Sewer -- 1.3%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA              $  10,000    Detroit, MI, Sewer Revenue (FGIC),
                                               Variable Rate, 7/1/23(2)                         $ 10,275,000

Aaa              AAA                  7,150    Harrisburg, PA, Water Revenue Bonds,
                                               Residual Interest Bonds (FGIC), Variable,
                                               8/11/16(2)                                          6,926,563

Aaa              AAA                 10,000    New York, NY, Municipal Water Finance
                                               Authority, (FSA), Variable, 6/15/21(2)             11,425,000

--------------------------------------------------------------------------------------------------------------
                                                                                                $ 28,626,563
--------------------------------------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 0.2%
--------------------------------------------------------------------------------------------------------------
NR               A-                $  3,500    Plymouth County, MA (Plymouth County
                                               Correctional Facility), 7.00%, 4/1/22            $  3,918,985
--------------------------------------------------------------------------------------------------------------
                                                                                                $  3,918,985
--------------------------------------------------------------------------------------------------------------

Life Care -- 6.6%
--------------------------------------------------------------------------------------------------------------
NR               NR                $  8,616    Albuquerque, NM, First Mortgage
                                               Industrial Development Revenue, (La Vida
                                               Llena Retirement Center), 8.625%, 2/1/20         $  9,067,909

NR               NR                   7,000    Albuquerque, NM, First Mortgage
                                               Industrial Development Revenue, (La Vida
                                               Llena Retirement Center), 8.85%, 2/1/23             7,464,450

NR               NR                   5,744    Albuquerque, NM, First Mortgage
                                               Industrial Development Revenue, (La Vida
                                               Lllena Retirement Center), 2.25%, 2/1/23            1,746,980

NR               NR                  10,000    Atlantic Beach, Fixed Rate Improvement,
                                               (Fleet Landing Project), 8.00%, 6/1/24             10,861,700

NR               NR                  12,555    De Kalb County, Private Hospital
                                               Authority (Atlanta Incorporated), 8.50%,
                                               3/1/25                                             11,356,751

NR               NR                   5,200    Kansas City, MO Industrial Development
                                               Authority (Kingswood United Methodist
                                               Manor), 9.00%, 11/15/13                             5,747,352

NR               NR                  20,400    Loudoun County, VA, Industrial
                                               Development Authority (Falcons Landing),
                                               8.75%, 11/1/24                                     23,048,532

NR               NR                   2,100    Loudoun County, VA, Industrial
                                               Development Authority, Residential Care
                                               (Falcons Landing), 9.25%, 7/1/04                    2,312,121

NR               NR                  15,000    Louisiana Housing Finance Agency (HCC
                                               Assisted Living Group 1) (AMT), 9.00%,
                                               3/1/25                                             16,401,000

NR               NR                   1,950    New Hampshire Higher Educational and
                                               Health Facilities (Riverwoods at Exeter),
                                               8.00%, 3/1/01                                       1,990,404

NR               NR                   3,500    New Jersey EDA, (Cadbury Corp.), 7.50%,
                                               7/1/21                                              3,636,115

NR               NR                  20,000    New Jersey EDA, (Keswick Pines Project),
                                               8.75%, 1/1/24                                      22,048,200

NR               NR                   5,800    Ridgeland, MS, Urban Renewal, The Orchard
                                               Project Series 1993A, 7.75%, 12/1/15                6,206,928

NR               NR                  10,000    Saint Tammany, LA, Public Finance,
                                               Christwood Project, 9.00%, 11/15/25                10,977,100

NR               NR                   4,500    Vermont Industrial Development Authority
                                               (Wake Robin Corp.), 8.75%, 3/1/23                   4,979,295

NR               NR                   7,500    Vermont Industrial Development Authority
                                               (Wake Robin Corp.), 8.75%, 4/1/23(3)                8,298,825
--------------------------------------------------------------------------------------------------------------
                                                                                                $146,143,662
--------------------------------------------------------------------------------------------------------------

Miscellaneous -- 2.5%
--------------------------------------------------------------------------------------------------------------
NR               NR                $  6,225    American Samoa Economic Development,
                                               Executive Office Building, 10.125%, 9/1/08       $  6,650,728

NR               NR                   6,645    Hardeman County, TN (Correctional
                                               Facilities Corp.), 7.75%, 8/1/17                    7,378,542

NR               A-                   6,500    Los Angeles Regional Airports Improvement
                                               Corporation (LAXFuel) (AMT), 6.50%, 1/1/32          6,703,840

NR               NR                  22,500    New Jersey Sports and Exposition
                                               Authority, (Monmouth Park Project),
                                               8.00%, 1/1/25                                      25,276,050

NR               NR                  10,200    Orange County Community Activity Center
                                               Revenue Bonds, 8.00%, 3/1/24                        8,160,000

NR               NR                   1,600    Pittsfield Township, MI, EDC, (Arbor
                                               Hospice Project), 7.875%, 8/15/27                   1,572,896
--------------------------------------------------------------------------------------------------------------
                                                                                                $ 55,742,056
--------------------------------------------------------------------------------------------------------------

Nursing Homes -- 6.9%
--------------------------------------------------------------------------------------------------------------
NR               NR               $  13,415    Bell County, TX, (Riverside Healthcare,
                                               Inc. - Normandy Terrace), 9.00%, 4/1/23          $ 15,470,446

NR               NR                   4,600    Collier County, FL, IDA, Retirement
                                               Rental, (Beverly Enterprises - Florida,
                                               Inc.), 10.75%, 3/1/03                               5,297,590

NR               NR                   5,000    Delaware County, PA (Mainline - Haverford
                                               Nursing and Rehabilitation Centers),
                                               9.00%, 8/1/22                                       5,765,550

NR               NR                   5,460    Hillsborough County, FL, Industrial
                                               Development Authority, Center for
                                               Independent Living, Tampa Projects, 11%,
                                               3/1/19(4)                                           4,914,000

NR               NR                   4,650    Hillsborough County, FL, Industrial
                                               Development Authority, Center for
                                               Independent Living, Tampa Projects,
                                               10.25%, 3/1/09(4)                                   4,185,000

Baa1             NR                  10,000    Indianapolis, IN (National Benevolent
                                               Association - Robin Run Village), 7.625%,
                                               10/1/22                                            11,001,700

NR               NR                   3,575    Lackawanna County, PA, Industrial
                                               Development Authority, (Edella Street
                                               Associates), 8.875%, 9/1/14                         3,923,884

NR               N/A                  3,085    Luzerne County, PA, Industrial
                                               Development Authority (River Street
                                               Associates), 8.75%, 6/15/07                         3,363,082

NR               NR                  13,250    Massachusetts IFA, AGE, Institute of
                                               Massachusetts, 8.05%, 11/1/25                      13,991,338

NR               NR                  11,780    Mississippi Business Finance Corp.
                                               (Magnolia Healthcare), 7.99%, 7/1/25               12,335,427

NR               NR                   6,750    Missouri Health and Education Authority
                                               (Bethesda Health Group of Saint Louis
                                               Inc.), 6.625%, 8/15/05                              7,128,000

NR               NR                  14,000    Missouri Health and Education Authority
                                               (Bethesda Health Group of Saint Louis,
                                               Inc.), 7.50%, 8/15/12                              15,661,100

NR               NR                  12,500    Montgomery, PA, IDA (Advancement of
                                               Geriatric Health Care Institute), 8.375%,
                                               7/1/23                                             13,577,000

NR               NR                   5,915    New Jersey Economic Development Authority
                                               (Victoria Health Corporation), 7.75%,
                                               1/1/24                                              6,265,760

NR               NR                   5,000    New Jersey EDA, (Claremont Health System,
                                               Inc.), 9.10%, 9/1/22                                5,563,700

NR               NR                   2,895    Okaloosa County, FL, (Beverly
                                               Enterprises), 10.75%, 10/1/03                       2,991,288

Baa1             BBB                  3,870    Racine County, WI, Health Center, 8.125%,
                                               8/1/21                                              3,989,390

NR               NR                   5,000    Sussex County, DE (Delaware Health
                                               Corporation), 7.50%, 1/1/14                         5,188,800

NR               NR                   5,000    Sussex County, DE (Deleware Health
                                               Corporarion), 7.60%, 1/1/24                         5,203,900

NR               NR                   4,500    Tarrant County Health Facilities, TX,
                                               10.25%, 9/1/19                                      4,763,025

NR               NR                   2,500    Westmoreland, PA, (Highland Health
                                               Systems, Inc.), 9.25%, 6/1/22                       2,799,550

--------------------------------------------------------------------------------------------------------------
                                                                                                $153,379,530
--------------------------------------------------------------------------------------------------------------

Pooled Loans -- 0.2%
--------------------------------------------------------------------------------------------------------------
Aa3              AA-               $  5,000    Port Seattle, WA, 6.00%, 12/1/14                 $  5,110,700
--------------------------------------------------------------------------------------------------------------
                                                                                                $  5,110,700
--------------------------------------------------------------------------------------------------------------

Solid Waste -- 1.7%
--------------------------------------------------------------------------------------------------------------
NR               NR               $  35,000    Robbins, Cook County, IL (Robbins
                                               Resource Recovery Partners, L.P.),
                                               8.375%, 10/15/16                                 $ 36,874,950
--------------------------------------------------------------------------------------------------------------
                                                                                                $ 36,874,950
--------------------------------------------------------------------------------------------------------------

Special Tax Revenue -- 0.2%
--------------------------------------------------------------------------------------------------------------
Baa              BBB               $  3,755    Inglewood, CA Public Financing Authority,
                                               In-Town, Manchester-Prairie and North
                                               Inglewood Industrial Park Redevelopment
                                               Projects-Redevelopment Loans, 7.00%, 5/1/22      $  4,057,953

--------------------------------------------------------------------------------------------------------------
                                                                                                $  4,057,953
--------------------------------------------------------------------------------------------------------------

Transportation -- 9.7%
--------------------------------------------------------------------------------------------------------------
Baa3             BB+              $  52,500    Denver, CO, (United Airlines) (AMT),
                                               6.875%, 10/1/32(3)                               $ 56,288,924

Baa1             BBB                  8,000    Denver, CO, Airport System Revenue (AMT),
                                               7.00%, 11/15/25                                     8,479,120

Baa1             BBB                  5,725    Denver, CO, Airport System Revenue (AMT),
                                               7.50%, 11/15/23                                     6,594,456

A                A+                   5,000    Hawaii Airport System (AMT), 7.00%, 7/1/18          5,399,450

A1               NR                   5,500    Massachusetts State Turnpike Authority,
                                               5.00%, 1/1/20                                       5,383,895

A1               AA-                 15,000    Port Authority of New York and New Jersey
                                               (AMT), Variable, 1/15/27(2)                        16,443,750

Baa3             NR                  15,000    San Joaquin Hills, CA, Toll Road Revenue
                                               Bonds, 0.00%, 1/1/25                                3,486,000

Baa3             NR                  35,100    San Joaquin Hills, CA, Toll Roads, 0.00%,
                                               1/1/17                                             12,689,352

Baa3             NR                  54,400    San Joaquin Hills, CA, Toll Roads, 0.00%,
                                               1/1/18                                             18,654,848

Baa3             NR                  46,210    San Joaquin Hills, CA, Toll Roads, 0.00%,
                                               1/1/20                                             14,133,791

Baa3             NR                  72,685    San Joaquin Hills, CA, Toll Roads, 0.00%,
                                               1/1/21                                             21,078,650

Baa3             NR                  29,225    San Joaquin Hills, CA, Toll Roads, 0.00%,
                                               1/1/22                                              8,020,801

Baa3             NR                  45,045    San Joaquin Hills, CA, Toll Roads, 0.00%,
                                               1/1/23                                             11,697,736

Baa3             NR                 107,260    San Joaquin Hills, CA, Toll Roads, 0.00%,
                                               1/1/24                                             26,351,637
--------------------------------------------------------------------------------------------------------------
                                                                                                $214,702,410
--------------------------------------------------------------------------------------------------------------

Water and Sewer -- 0.2%
--------------------------------------------------------------------------------------------------------------
A2               A-                $  4,965    New York, NY, Municipal Water Finance
                                               Authority, 6.25%, 6/15/21                        $  5,185,893
--------------------------------------------------------------------------------------------------------------
                                                                                                $  5,185,893
--------------------------------------------------------------------------------------------------------------

Total Tax-Exempt Investments
  (identified cost $1,910,653,348)                                                            $2,209,029,177
--------------------------------------------------------------------------------------------------------------



Taxable Investment -- 0.0%
Ratings (Unaudited)
-------------------------------- Principal
                 Standard        Amount
Moody's          & Poor's        (000 omitted) Security                                       Value
--------------------------------------------------------------------------------------------------------------

Life Care -- 0.0%
--------------------------------------------------------------------------------------------------------------
NR               NR                  $  650    Ridgeland, MS, Urban Renewal, The Orchard
                                               Limited Project, Series 1993B, 9.00%,
                                               12/1/00                                        $      658,684
--------------------------------------------------------------------------------------------------------------
                                                                                              $      658,684
--------------------------------------------------------------------------------------------------------------

Total Taxable Investment
  (identified cost $650,000)                                                                  $      658,684
--------------------------------------------------------------------------------------------------------------

Total Investments -- 100.0%
  (identified cost $1,911,303,348)                                                            $2,209,687,861
--------------------------------------------------------------------------------------------------------------

At September 30, 1997 the concentration of the Portfolio's investments in the various states, determined as a percentage of total investments, is as follows:
  California                                                           12.6%
  Others, representing less than 10% individually                      87.4%

The Portfolio invests primarily in debt securities issued by municipalties. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 18.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies The aggregate percentage insured by financial institutions ranged from 1.6% to 9.0% of total investments.

(1) Non-income producing security.

(2) Security has been issued as an inverse floater bond.

(3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4) The Portfolio is accruing only partial interest on this security.

                       See notes to financial statements

National Municipals Portfolio as of September 30, 1997

------------------------------------------------------------------------------
FINANCIAL STATEMENTS
------------------------------------------------------------------------------

Statement of Assets and Liabilities

As of September 30, 1997
Assets
------------------------------------------------------------------------------
Investments, at value (Note 1A)
  (identified cost, $1,911,303,348)                             $2,209,687,861

Cash                                                                       941

Receivable for investments sold                                     12,547,990

Interest receivable                                                 37,541,131

Receivable for variation margin on open financial futures
  contracts (Note 1E)                                                1,031,250

Deferred organization expenses (Note 1D)                                 7,562
------------------------------------------------------------------------------
Total assets                                                    $2,260,816,735
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Demand note payable (Note 5)                                    $   11,767,000

Payable for investments purchased                                   67,331,430

Payable to affiliate for Trustees' fees (Note 2)                         7,524

Accrued expenses                                                        95,377
------------------------------------------------------------------------------
Total liabilities                                               $   79,201,331
------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio       $2,181,615,404
------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------

Net proceeds from capital contributions and withdrawals         $1,891,311,891

Net unrealized appreciation of investments
  (computed on the basis of identified cost)                       290,303,513
------------------------------------------------------------------------------

Total                                                           $2,181,615,404
------------------------------------------------------------------------------
                       See notes to financial statements

National Municipals Portfolio as of September 30, 1997

-------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
-------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
September 30, 1997

Investment Income (Note 1B)
------------------------------------------------------------------------------
Interest income                                                   $152,452,869
------------------------------------------------------------------------------
Total investment income                                           $152,452,869
------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                   $  9,517,084

Compensation of Trustees not members of the Investment Adviser's
  organization (Note 2)                                                 29,929

Interest expense (Note 5)                                            1,260,554

Custodian fee                                                          333,623

Legal and accounting services                                           77,129

Amortization of organization expenses (Note 1D)                         19,513

Miscellaneous                                                           41,257
------------------------------------------------------------------------------
Total expenses                                                    $ 11,279,089
------------------------------------------------------------------------------

Net investment income                                             $141,173,780
------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
------------------------------------------------------------------------------
Net realized gain (loss) --

  Investment transactions (identified cost basis)                 $ 29,105,894

  Financial futures contracts                                      (28,422,175)
------------------------------------------------------------------------------

Net realized gain on investment transactions                      $    683,719
------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --

  Investments (identified cost basis)                             $135,921,719

  Financial futures contracts                                       (2,357,687)
------------------------------------------------------------------------------

Net change in unrealized appreciation (depreciation)
  of investments                                                  $133,564,032
------------------------------------------------------------------------------
Net realized and unrealized gain on investments                   $134,247,751
------------------------------------------------------------------------------
Net increase in net assets from operations                        $275,421,531
------------------------------------------------------------------------------

                       See notes to financial statements

National Municipals Portfolio as of September 30, 1997

------------------------------------------------------------------------------
FINANCIAL STATEMENTS   CONT'D
------------------------------------------------------------------------------

Statements of Changes in Net Assets

Increase (Decrease)                                    Year Ended              Year Ended
in Net Assets                                          September 30, 1997      September 30, 1996
-------------------------------------------------------------------------------------------------
From operations --

  Net investment income                                $  141,173,780          $  150,829,621

  Net realized gain on investments                            683,719               1,307,718

  Net change in unrealized appreciation
    (depreciation) of investments                         133,564,032              21,364,900
-------------------------------------------------------------------------------------------------

Net increase in net assets from operations             $  275,421,531          $  173,502,239
-------------------------------------------------------------------------------------------------

Capital transactions --

  Contributions                                        $  304,512,126          $  517,368,709

  Withdrawals                                            (610,796,255)           (739,039,309)
-------------------------------------------------------------------------------------------------

Net decrease in net assets from capital
  transactions                                         $ (306,284,129)         $ (221,670,600)
-------------------------------------------------------------------------------------------------

Net decrease in net assets                             $  (30,862,598)         $  (48,168,361)
-------------------------------------------------------------------------------------------------

Net Assets

-------------------------------------------------------------------------------------------------

At beginning of year                                   $2,212,478,002          $2,260,646,363
-------------------------------------------------------------------------------------------------

At end of year                                         $2,181,615,404          $2,212,478,002
-------------------------------------------------------------------------------------------------

                       See notes to financial statements

National Municipals Portfolio as of September 30, 1997

-------------------------------------------------------------------------------
FINANCIAL STATEMENTS   CONT'D
-------------------------------------------------------------------------------

Supplementary Data

                                                                                  Year Ended September 30,
                                                    --------------------------------------------------------------------------------
                                                         1997             1996            1995             1994              1993*
------------------------------------------------------------------------------------------------------------------------------------

Ratios (as a percentage of average daily net assets)
------------------------------------------------------------------------------------------------------------------------------------

Net expenses(1)                                           0.52%            0.49%            0.50%            0.50%            0.47%+

Net expenses after

custodian fee reduction                                   0.52%            0.48%            0.49%            --               --

Net investment income                                     6.51%            6.65%            7.00%            6.55%            6.58%+

Portfolio turnover                                          17%              19%              54%              40%              13%
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000s omitted)              $2,181,615       $2,212,478       $2,260,646       $2,210,936       $2,083,322
------------------------------------------------------------------------------------------------------------------------------------

  + Annualized.

  * For the period from the start of business, February 1, 1993, to September 30, 1993.

(1) The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

National Municipals Portfolio as of September 30, 1997

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1 Significant Accounting Policies
  -----------------------------------------------------------------------------
  National Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

  C Federal Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

  D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

  G When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued or delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

  H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  I Other -- Investment transactions are accounted for on a trade date basis.

  J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expense on the Statement of Operations.

2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 1997, the fee was equivalent to 0.44% of the Portfolio's average net assets for such period and amounted to $9,517,084. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 1997, no significant amounts have been deferred.

  Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

3 Investments
  ------------------------------------------------------------------------------
  Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $366,727,114 and $558,324,520, respectively, for the year ended September 30, 1997.

4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at September 30, 1997, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                             $1,911,303,348
  --------------------------------------------------------------------------
  Gross unrealized appreciation                              $  314,031,037
  Gross unrealized depreciation                                 (15,646,524)
  --------------------------------------------------------------------------
  Net unrealized appreciation                                $  298,384,513
  --------------------------------------------------------------------------

5 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. For the year ended September 30, 1997, the average daily loan balance was $23,709,934 and the average interest rate was 6.136%. The maximum borrowings at any month end during the year ended September 30, 1997 was $65,000,000. At September 30, 1997, the Portfolio had a balance outstanding pursuant to this line of credit of $11,767,000.

6 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  A summary of obligations under these financial instruments at September 30, 1997 is as follows:

  Futures
  Contracts                                                 Net
  Expiration                                                Unrealized
  Date          Contracts                   Position        Depreciation
  ---------------------------------------------------------------------------
  12/97         3,000 U.S. Treasury Bonds   Short           $8,081,000
  ---------------------------------------------------------------------------

  At September 30, 1997, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

National Municipals Portfolio as of September 30, 1997

------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------

To the Trustees and Investors
of National Municipals Portfolio
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of National Municipals Portfolio as of September 30, 1997, the related statement of operations for year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996 and the supplementary data for the years ended September 30, 1997, 1996, 1995, and 1994 and for the period from the start of business, February 1, 1993, to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of National Municipals Portfolio at September 30, 1997, the results of its operations, the changes in its net assets, and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.


                                             DELOITTE & TOUCHE LLP
                                             Boston, Massachusetts
                                             November 7, 1997

EV Marathon National Municipals Fund as of September 30, 1997

-------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

EV Marathon National Municipals Fund


Officers                                  Independent Trustees
THOMAS J. FETTER                          DONALD R. DWIGHT
President                                 President, Dwight Partners, Inc.
                                          Chairman, Newspapers of New England, Inc.

JAMES B. HAWKES
Vice President and Trustee                SAMUEL L. HAYES, III
                                          Jacob H. Schiff Professor of Investment Banking,
                                          Harvard University Graduate School of Business
ROBERT B. MACINTOSH                       Administration
Vice President

                                          NORTON H. REAMER
JAMES L. O'CONNOR                         President and Director, United Asset
Treasurer                                 Management Corporation

ALAN R. DYNNER                            JOHN L. THORNDIKE
Secretary                                 Formerly Director, Fiduciary Company Incorporated

                                          JACK L. TREYNOR
                                          Investment Adviser and Consultant

National Municipals Portfolio

Officers                                  Independent Trustees

THOMAS J. FETTER                          DONALD R. DWIGHT
President                                 President, Dwight Partners, Inc.
                                          Chairman, Newspapers of New England, Inc.

JAMES B. HAWKES
Vice President and Trustee                SAMUEL L. HAYES, III
                                          Jacob H. Schiff Professor of Investment
                                          Banking, Harvard University Graduate School of
ROBERT B. MACINTOSH                       Business Administration
Vice President

                                          NORTON H. REAMER
THOMAS M. METZOLD                         President and Director, United Asset
Vice President and Portfolio              Management Corporation
Manager

                                          JOHN L. THORNDIKE
JAMES L. O'CONNOR                         Formerly Director, Fiduciary Company Incorporated
Treasurer

                                          JACK L. TREYNOR
ALAN R. DYNNER                            Investment Adviser and Consultant
Secretary

INVESTMENT ADVISOR OF
NATIONAL MUNICIPALS PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV MARATHON NATIONAL MUNICIPALS FUND
EATON VANCE MANAGEMENT
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
FIRST DATA INVESTOR SERVICES GROUP, INC.
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

EV MARATHON NATIONAL MUNICIPALS FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
 This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------

                                                                   M-HMSRC-11/97